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                                             Exhibit 23.1






                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 2-94761, 33-7976, 33-30214 and 33-41725) of Perceptronics,
Inc. of our report dated June 8, 1998, with respect to the consolidated financial statements of Perceptronics, Inc. included in the Annual Report (form 10-KSB) for the year ended March 31, 1998.




                                       Beckman Kirkland & Whitney


Los Angeles, California
June 18, 1998